INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital California Insured Municipal Income Trust (IIC) for the fiscal year ended October 31, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a strong dollar. However, by August the bond market retreated on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields declined in October when turmoil in the global stock markets precipitated "flight-to-quality" demand for U.S. Treasuries.

                             BOND YIELDS 1994-1997

                                                         INSURED MUNICIPAL
                    30-YEAR INSURED   30-YEAR U.S.        REVENUE YIELDS
                       MUNICIPAL        TREASURY       AS A PERCENTAGE OF U.S.
`                   REVENUE YIELDS       YIELDS           TREASURY YIELDS
                    --------------       ------           ---------------
December 1993            5.4 %            6.34%                85.17%
January 1994             5.4              6.24                 86.54
February 1994            5.8              6.66                 87.09
March 1994               6.4              7.09                 90.27
April 1994               6.35             7.32                 86.75
May 1994                 6.25             7.43                 84.12
June 1994                6.5              7.61                 85.41
July 1994                6.25             7.39                 84.57
August 1994              6.3              7.45                 84.56
September 1994           6.55             7.81                 83.87
October 1994             6.75             7.96                 84.8
November 1994            7                8                    87.5
December 1994            6.75             7.88                 85.66
January 1995             6.4              7.7                  83.12
February 1995            6.15             7.44                 82.66
March 1995               6.15             7.43                 82.77
April 1995               6.2              7.34                 84.47
May 1995                 5.8              6.66                 87.09
June 1995                6.1              6.62                 92.15
July 1995                6.1              6.86                 88.92
August 1995              6                6.66                 90.09
September 1995           5.95             6.48                 91.82
October 1995             5.75             6.33                 90.84
November 1995            5.5              6.14                 89.58
December 1996            5.35             5.94                 90.07
January 1996             5.4              6.03                 89.55
February 1996            5.60             6.46                 86.69
March 1996               5.85             6.66                 87.84
April 1996               5.95             6.89                 86.36
May 1996                 6.05             6.99                 86.55
June 1996                5.9              6.89                 85.63
July 1996                5.85             6.97                 83.93
August 1996              5.9              7.11                 82.98
September 1996           5.7              6.93                 82.25
October 1996             5.65             6.64                 85.09
November 1996            5.5              6.35                 86.61
December 1997            5.6              6.63                 84.46
January 1997             5.7              6.79                 83.95
February 1997            5.65             6.8                  83.09
March 1997               5.9              7.1                  83.1
April 1997               5.75             6.94                 82.85
May 1997                 5.65             6.91                 81.77
June 1997                5.6              6.78                 82.6
July 1997                5.3              6.3                  84
August 1997              5.5              6.61                 83
September 1997           5.4              6.4                  84.4
October 1997             5.35%            6.15%                86.9 %

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields but with less volatility. Long-term insured revenue index yields increased from 5.65 percent to 5.90 percent between October 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.35 percent by the end of October 1997. Yields on one-year notes were little changed at 3.75 percent over the 12-month period. Consequently, the yield pickup for extending maturities from 1 to 30 years narrowed from 190 basis points to 160 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 87 percent in October. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997. The decline in interest rates subsequently led to a surge in refunding activity. As a result, new-issue municipal volume was up 17 percent during the first 10 months of 1997. Refundings accounted for more than 25 percent of total volume.

PERFORMANCE

During the fiscal year ended October 31, 1997, the Trust's net asset value
(NAV) improved from $13.55 to $14.27. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.75 per share, the Trust's total NAV return was 11.70 percent. IIC's market price on the New York Stock Exchange moved from $12.00 to $13.375 per share. Based on


LARGEST SECTORS AS OF OCTOBER 31, 1997
(% OF NET ASSETS)

Water & Sewer .................... 20%
Public Facilities ................ 16%
Tax Allocation ................... 14%
Electric ......................... 12%
General Obligation ...............  9%
Transportation ...................  9%
All Others ....................... 20%

Portfolio structure is subject to change.


CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

MBIA ............................. 55%
AMBAC ............................ 21%
FGIC ............................. 20%
FSA ..............................  4%

Portfolio structure is subject to change.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

this change in market price plus reinvestment of tax-free dividends, the Trust's total market return was 18.22 percent. On October 31, 1997, IIC traded at a 6 percent discount to NAV.

Monthly dividends for the fourth quarter of 1997 declared in September remained unchanged at $0.0625 per share. Over the past 12 months the level of undistributed net investment income increased from $0.085 per share to $0.101 per share.

PORTFOLIO STRUCTURE

IIC remained fully invested in long-term municipal bonds during the period. Investments were diversified among 10 long-term sectors and 39 credits. The Trust's weighted average maturity and call protection were 21 and 6 years, respectively. To assure timely payment of principal and interest each position in the portfolio was backed by triple "A" rated bond insurance.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the fiscal year, ARPS leverage contributed approximately $0.07 per share to common share earnings. Weekly ARPS yields ranged between 2.50 and
5.125 percent during the period. Four ARPS series totaling $65 million and representing 26 percent of net assets were outstanding.

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income have remained intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust,

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 12-month period ended October 31, 1997, the Trust purchased and retired 323,300 shares of common stock at a weighted average market discount of 7.81 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital California Insured Municipal Income Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
RESULTS OF MEETINGS (unaudited)

                                    * * *
On May 20, 1997, a special meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE:

Wayne E. Hedien

  For.........  10,177,831
  Withheld  ..     322,495

The following Trustees were not standing for reelection at this meeting:

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and
    John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

  For........  9,862,214
  Against  ..    133,627
  Abstain  ..    504,485

On October 24, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Edwin J. Garn

  For.........  10,360,557
  Withheld  ..     284,833

Michael E. Nugent

  For.........  10,365,085
  Withheld  ..     280,305

Philip J. Purcell

  For.........  10,369,327
  Withheld  ..     276,063

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
RESULTS OF MEETINGS (unaudited) continued

  ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

John R. Haire

  For.........  792
  Withheld  ..    0

The following Trustees were not standing for reelection at this meeting:

    Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr.
    Manuel H. Johnson and John L. Schroeder.

(2) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

  For........  10,227,953
  Against  ..      62,952
  Abstain  ..     354,485

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.4%)
            General Obligation (8.5%)
 $  9,000   California, Various Purpose 04/01/93 (FSA) ......................  5.50 %  04/01/19   $  9,053,910
    4,000   California, Veterans Ser BD, BE & BF (AMT)(AMBAC) ...............  6.375   02/01/27      4,098,480
            Industry,
    3,000    Refg Issue of 1993 (MBIA) ......................................  5.50    07/01/13      3,081,900
    4,900    Refg Issue of 1993 (MBIA) ......................................  5.50    07/01/16      5,015,934
-----------                                                                                      ---------------
   20,900                                                                                           21,250,224
-----------                                                                                      ---------------
            Electric Revenue (12.3%)
    5,000   Los Angeles Department of Water & Power, Refg Issue of 1993
             (Secondary MBIA) ...............................................  5.875   09/01/30      5,185,200
    8,000   M-S-R Public Power Agency, San Juan Refg Ser F (AMBAC) ..........  6.00    07/01/20      8,435,920
    7,000   Northern California Transmission Agency, California -Oregon
             Transmission Refg Ser 1993 A (MBIA) ............................  5.25    05/01/20      6,864,200
            Sacramento Municipal Utility District,
    3,000    Refg 1993 Ser D (FGIC) .........................................  5.25    11/15/12      3,045,120
    7,000    Refg 1993 Ser D (MBIA) .........................................  5.625   11/15/15      7,110,530
-----------                                                                                      ---------------
   30,000                                                                                           30,640,970
-----------                                                                                      ---------------
            Hospital Revenue (7.0%)
    4,150   Bakersfield, Adventist Health West Ser 1993 (MBIA)  .............  5.50    03/01/19      4,149,668
            California Health Facilities Financing Authority,
    3,000    Cedars -Sinai Medical Center Ser 1997 A (MBIA) .................  5.25    08/01/27      2,937,840
    3,000    Children's Hospital -San Diego Ser 1993 (MBIA) .................  5.75    07/01/23      3,068,730
    5,000   California Statewide Communities Development Authority,
             UniHealth America 1993 Ser A COPs (AMBAC)  .....................  5.50    10/01/14      5,083,100
    2,000   Marysville, Fremont -Rideout Health Group Refg Ser 1993-A
             (AMBAC) ........................................................  5.55    01/01/13      2,049,140
-----------                                                                                      ---------------
   17,150                                                                                           17,288,478
-----------                                                                                      ---------------
            Mortgage Revenue -Single Family (1.2%)
    3,000   California Housing Financing Agency, Home 1996 Ser E (AMT)
             (MBIA) .........................................................  6.05    08/01/15      3,113,370
-----------                                                                                      ---------------
            Public Facilities Revenue (15.5%)
   10,000   Alameda County, Santa Rita Jail 1993 Refg COPs (MBIA) ...........  5.70    12/01/14     10,352,100
   14,000   Beverly Hills Public Financing Authority, 1993 Refg Ser A
             (MBIA) .........................................................  5.65    06/01/15     14,258,160
    9,000   California Public Works Board, Corrections Refg 1993 Ser B
             (MBIA) .........................................................  5.50    12/01/12      9,271,710
    5,000   Modesto, Community Center Refg 1993 Ser A COPs (AMBAC) ..........  5.00    11/01/23      4,816,950
-----------                                                                                      ---------------
   38,000                                                                                           38,698,920
-----------                                                                                      ---------------
            Tax Allocation (14.2%)
    7,000   Long Beach Financing Authority, Ser 1992 (AMBAC) ................  5.50    11/01/22      7,024,220
    5,000   Orange Redevelopment Agency, Southwest Refg Issue of 1993 A
             (AMBAC) ........................................................  5.70    10/01/23      5,129,700

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------
  $  6,000  Port Hueneme Redevelopment Agency, Central Community 1993 Refg
             (AMBAC)  .......................................................  5.50 %  05/01/23   $  6,029,280
     5,000  Poway Redevelopment Agency, Paguay Sub Refg Ser 1993 (FGIC) .....  5.50    12/15/23      5,025,650
     3,000  Riverside Redevelopment Agency, Merged Refg 1993 Ser A (MBIA) ...  5.625   08/01/23      3,045,960
     5,000  Santa Clara Redevelopment Agency, Bayshore North 1992 Refg
             (AMBAC) ........................................................  5.75    07/01/14      5,169,900
     4,000  Simi Valley Public Financing Authority, 1993 Refg (MBIA) ........  5.50    09/01/15      4,061,080
-----------                                                                                      ---------------
    35,000                                                                                          35,485,790
-----------                                                                                      ---------------
            Transportation Facilities Revenue (9.4%)
     6,000  Los Angeles County Metropolitan Transportation Authority, Sales
             Tax Refg Ser 1993-A (MBIA) .....................................  5.625   07/01/18      6,117,300
     7,000  Los Angeles County Transportation Commission, Second Sr Ser 1992
             A (MBIA) .......................................................  6.00    07/01/23      7,339,640
     5,000  San Francisco Airports Commission, San Francisco Int'l Airport
             Second Ser Refg Issue 2 (MBIA) .................................  6.75    05/01/20      5,595,050
     2,300  San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1995 (FGIC) ....................................................  5.50    07/01/20      2,315,571
     2,000  San Joaquin Hills Transportation Corridor Agency, Toll Road Refg
             Ser 1997 A (MBIA) ..............................................  5.25    01/15/30      1,963,240
-----------                                                                                      ---------------
    22,300                                                                                          23,330,801
-----------                                                                                      ---------------
            Water & Sewer Revenue (20.3%)
    10,000  California Department of Water Resources, Central Valley Ser L
             (Secondary MBIA) ...............................................  5.75    12/01/19     10,256,400
     7,000  Eastern Municipal Water District, Ser 1993-A COPs (FGIC) ........  5.25    07/01/23      6,779,010
    10,000  Los Angeles, Wastewater Refg Ser 1993-A (MBIA) ..................  5.80    06/01/21     10,308,400
     3,000  Oceanside, Water 1993 Refg COPs (AMBAC) .........................  5.70    08/01/14      3,102,720
     3,500  Redding Joint Powers Financing Authority, Wastewater Refg 1992
             Ser A
             (FGIC) .........................................................  6.00    12/01/11      3,735,760
     2,500  San Elijo Joint Powers Authority, 1993 Refg (FGIC) ..............  5.00    03/01/20      2,377,200
     5,000  Santa Maria, Local Water & Refg Ser 1993 COPs (FGIC) ............  5.50    08/01/21      4,992,950
     9,000  South County Regional Wastewater Authority, Morgan Hill Ser 1992
             B (FGIC) .......................................................  5.50    08/01/22      9,039,420
-----------                                                                                      ---------------
    50,000                                                                                          50,591,860
-----------                                                                                      ---------------
            Other Revenue (4.1%)
    10,000  Puerto Rico Telephone Authority, Refg Ser M (MBIA) ..............  5.45    01/16/15     10,140,500
-----------                                                                                      ---------------
            Refunded (4.9%)
    12,000  Southern California Public Power Authority, Power 1993 Sub Refg
             Ser A (FGIC)(ETM) ..............................................  5.45    07/01/17     12,171,480
-----------                                                                                      ---------------
   238,350  TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $235,006,632) ..........  242,712,393
-----------                                                                                      ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.8%)
  $  2,000  California Pollution Control Financing Authority, Pacific Gas &
             Electric Co Ser 1996 F (Demand 11/03/97) (Identified Cost
             $2,000,000) ....................................................  3.90*%  11/01/26    $  2,000,000
-----------                                                                                      ---------------
  $240,350  TOTAL INVESTMENTS (Identified Cost $237,006,632) (a) .....................    98.2%     244,712,393
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................     1.8        4,413,351
                                                                                                 ---------------
            NET ASSETS ...............................................................   100.0%    $249,125,744
                                                                                      ========== ===============

------------
AMT          Alternative Minimum Tax.
COPs         Certificates of Participation.
ETM          Escrowed to maturity.
*            Current coupon of variable rate demand obligation.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $7,705,761.

Bond Insurance:
--------------
AMBAC        AMBAC Indemnity Corporation.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $237,006,632) .......................................    $244,712,393
Cash ..................................................................         240,412
Interest receivable ...................................................       4,358,966
Deferred organizational expenses ......................................           2,324
Prepaid expenses ......................................................         163,342
                                                                         --------------
  TOTAL ASSETS ........................................................     249,477,437
                                                                         --------------
LIABILITIES:
Payable for:
  Dividends to preferred shareholders .................................         162,880
  Investment management fee ...........................................          83,320
Accrued expenses ......................................................         105,493
                                                                         --------------
  TOTAL LIABILITIES ...................................................         351,693
                                                                         --------------
  NET ASSETS ..........................................................    $249,125,744
                                                                         ==============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 1,300 shares outstanding)  ......    $ 65,000,000
                                                                         --------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 12,906,413 shares outstanding) .......................     181,854,107
Net unrealized appreciation ...........................................       7,705,761
Accumulated undistributed net investment income .......................       1,307,178
Accumulated net realized loss .........................................      (6,741,302)
                                                                         --------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................     184,125,744
                                                                         --------------
  TOTAL NET ASSETS ....................................................    $249,125,744
                                                                         ==============
NET ASSET VALUE PER COMMON SHARE
 ($184,125,744 divided by 12,906,413 common shares outstanding)  ......    $      14.27
                                                                         ==============


                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1997

NET INVESTMENT INCOME:
INTEREST INCOME .......................    $13,596,636
                                         -------------
EXPENSES
Investment management fee .............        855,171
Auction commission fees ...............        175,685
Professional fees .....................        101,876
Transfer agent fees and expenses  .....         40,790
Auction agent fees ....................         33,335
Shareholder reports and notices  ......         26,079
Registration fees .....................         25,003
Trustees' fees and expenses ...........         19,443
Custodian fees ........................         11,816
Organizational expenses ...............          7,192
Other .................................         36,044
                                         -------------
  TOTAL EXPENSES ......................      1,332,434
Less: expense offset  .................        (11,721)
                                         -------------
  NET EXPENSES ........................      1,320,713
                                         -------------
  NET INVESTMENT INCOME ...............     12,275,923
                                         -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .....................        270,892
Net change in unrealized depreciation        8,532,314
                                         -------------
  NET GAIN ............................      8,803,206
                                         -------------
NET INCREASE ..........................    $21,079,129
                                         =============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                  FOR THE YEAR      FOR THE YEAR
                                                      ENDED            ENDED
                                                OCTOBER 31, 1997  OCTOBER 31, 1996
----------------------------------------------  ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income .........................   $ 12,275,923      $ 12,515,925
Net realized gain (loss) ......................        270,892          (279,566)
Net change in unrealized depreciation  ........      8,532,314           814,615
                                                ---------------- ----------------
  NET INCREASE ................................     21,079,129        13,050,974
                                                ---------------- ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred .....................................     (2,315,881)       (2,233,731)
Common ........................................     (9,783,367)       (9,706,672)
                                                ---------------- ----------------
  TOTAL .......................................    (12,099,248)      (11,940,403)
                                                ---------------- ----------------
Decrease from transactions in common shares of
 beneficial interest ..........................     (4,063,806)       (6,133,345)
                                                ---------------- ----------------
  NET INCREASE (DECREASE) .....................      4,916,075        (5,022,774)
NET ASSETS:
Beginning of period ...........................    244,209,669       249,232,443
                                                ---------------- ----------------
  END OF PERIOD
  (Including undistributed net investment
  income of $1,307,178 and $1,130,503,
  respectively)................................   $249,125,744      $244,209,669
                                                ================ ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital California Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on November 2, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $8,927,750 and $14,004,423, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $1,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,269. At October 31, 1997, the Trust had an accrued pension liability of $29,897 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 4 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                      AMOUNT IN                RESET         RANGE OF
 SERIES    SHARES*    THOUSANDS*    RATE*       DATE      DIVIDENDRATES**
--------  --------- ------------  --------- ----------  ------------------
    1        200       $10,000      3.266%    11/03/97     3.00% -3.74 %
    2        400        20,000      3.80      09/08/98     2.50  -5.125
    3        500        25,000      3.85      07/13/98     2.60  -5.125
    4        200        10,000      3.266     11/03/97     2.90  -3.72

------------
*      As of October 31, 1997.
**     For the year ended October 31, 1997.

Subsequent to October 31, 1997 and up through December 5, 1997 the Trust paid dividends to Series 1 through 4 at rates ranging from 2.93% to 3.85%, respectively, in the aggregate amount of $353,243.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                         CAPITAL
                                                                                                         PAID IN
                                                                                                        EXCESS OF
                                                                              SHARES      PAR VALUE     PAR VALUE
                                                                           ------------ -----------  --------------
Balance, October 31, 1995 ................................................  13,750,013    $137,500    $191,913,758
Treasury shares purchased and retired (weighted average discount 11.69%)*     (520,300)     (5,203)     (6,128,142)
                                                                           ------------ -----------  --------------
Balance, October 31, 1996 ................................................  13,229,713     132,297     185,785,616
Treasury shares purchased and retired (weighted average discount 7.81%)*      (323,300)     (3,233)     (4,060,573)
                                                                           ------------ -----------  --------------
Balance, October 31, 1997 ................................................  12,906,413    $129,064    $181,725,043
                                                                           ============ ===========  ==============

------------

* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1997, the Trust utilized approximately $271,000 of its net capital loss carryover.

At October 31, 1997, the Trust had a net capital loss carryover of approximately $6,741,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:

    AMOUNT IN THOUSANDS
--------------------------
  2002      2003     2004
--------  --------  ------
 $4,524    $1,938    $279
========  ========  ======

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 23, 1997, the Trust declared the following dividends from net investment income:

    AMOUNT            RECORD                PAYABLE
   PER SHARE           DATE                  DATE
-------------  -------------------- ---------------------
    $0.0625      November 7, 1997      November 21, 1997
    $0.0625      December 5, 1997      December 19, 1997

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:


                                                               FOR THE YEAR ENDED OCTOBER 31**          FOR THE PERIOD
                                                                                                      FEBRUARY 26, 1993*
                                                        --------------------------------------------        THROUGH
                                                           1997        1996       1995        1994    OCTOBER 31, 1993**
------------------------------------------------------  ---------- ----------  ---------- ----------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................   $ 13.55     $13.40     $11.29      $14.87         $ 14.06
                                                        ---------- ----------  ---------- ----------  ------------------
Net investment income..................................      0.94       0.93       0.92        1.07            0.62
Net realized and unrealized gain (loss)................      0.68       0.05       2.12       (3.57)           0.89
                                                        ---------- ----------  ---------- ----------  ------------------
Total from investment operations.......................      1.62       0.98       3.04       (2.50)           1.51
                                                        ---------- ----------  ---------- ----------  ------------------
Less dividends and distributions from:
 Net investment income.................................     (0.75)     (0.72)     (0.77)      (0.87)          (0.43)
 Common share equivalent of dividends paid to
 preferred  shareholders...............................     (0.18)     (0.17)     (0.18)      (0.20)          (0.11)
 Net realized gain.....................................      --         --         --         (0.01)           --
                                                        ---------- ----------  ---------- ----------  ------------------
Total dividends and distributions......................     (0.93)     (0.89)     (0.95)      (1.08)          (0.54)
                                                        ---------- ----------  ---------- ----------  ------------------
Anti-dilutive effect of acquiring treasury shares .....      0.03       0.06       0.02        --              --
                                                        ---------- ----------  ---------- ----------  ------------------
Offering costs charged against capital.................      --         --         --          --             (0.16)
                                                        ---------- ----------  ---------- ----------  ------------------
Net asset value, end of period.........................   $ 14.27     $13.55     $13.40      $11.29         $ 14.87
                                                        ========== ==========  ========== ==========  ==================
Market value, end of period............................   $13.375     $12.00     $11.75     $11.125         $15.375
                                                        ========== ==========  ========== ==========  ==================
TOTAL INVESTMENT RETURN+...............................     18.22%      8.54%     12.93%     (22.82)%          5.39%(1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses.........................................      0.74%      0.76%      0.81%(3)    0.89%           0.73%(2)
Net investment income before preferred stock
 dividends.............................................      6.85%      6.93%      7.39%       8.12%           6.39%(2)
Preferred stock dividends..............................      1.29%      1.24%      1.44%       1.54%           1.11%(2)
Net investment income available to common
 shareholders..........................................      5.56%      5.69%      5.95%       6.58%           5.28%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............... $249,126   $244,210    $249,232   $243,676         $309,759
Asset coverage on preferred shares at end of period ...       382%       375%       383%        287%            309%
Portfolio turnover rate................................         4%         1%         1%         12%              2%(1)

------------
*      Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital California Insured Municipal Income Trust (the "Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 26, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 5, 1997

-------------------------------------------------------------------------------
                      1997 FEDERAL TAX NOTICE (unaudited)

For the year ended October 31, 1997, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.
-------------------------------------------------------------------------------

                (This page has been left blank intentionally.)

TRUSTEES
----------------------------------------------

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------------

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------------

Dean Witter Trust FSB
Harborside Financial Center -Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------------------

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------------------

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


INTERCAPITAL
CALIFORNIA
INSURED
MUNICIPAL
INCOME
TRUST

ANNUAL REPORT
OCTOBER 31, 1997